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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                        PURSUANT TO SECTION 13 OR 15 (d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported):  April 13, 1995

                              BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10570                    63-0084140
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)    (IRS EMPLOYER IDENTIFICATION
      OF INCORPORATION)                                              NO.)
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                           5500 Northwest Central Dr.
                              Houston, Texas 77092
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)


                                 (713) 462-4239
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 5.         OTHER EVENTS
                Filed as Exhibit 3.1 hereto is the certificate of incorporation of BJ Services Company (the "Company"), as amended, including (i) the certificate of amendment increasing the number of authorized shares of common stock of the Company to 80,000,000, as approved by the stockholders of the Company on April 13, 1995, and (ii) the certificate of merger as filed with the Secretary of State of the State of Delaware on April 13, 1995, in connection with the approval and adoption on April 13, 1995, of the Agreement and Plan of Merger, dated as of November 17, 1994, as amended, by the stockholders of the Company and The Western Company of North America, a Delaware corporation ("Western") and the consummation on such date of the merger of Western with and into the Company.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits:

                     Exhibit
                     Number   Description
                     -------  -----------
                      3.1     Certificate of Incorporation, as amended
                              including Certificate of Merger, of BJ Services
                              Company




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                                   SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BJ SERVICES COMPANY


Dated:  April 18, 1995                    By:   /s/ Margaret B. Shannon
                                              ----------------------------------
                                                    Margaret B. Shannon
                                                    Vice President and
                                                      General Counsel




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                                 EXHIBIT INDEX


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
Exhibit
Number             Description
- ------             -----------
 3.1           Certificate of Incorporation, as amended including
               Certificate of Merger, of BJ Services Company
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